UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 29, 2010 (March 26, 2010)

Date of report (date of earliest event reported)

SkyTerra Communications, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	000-13865	23-2368845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10802 Parkridge Boulevard Reston, VA 20191

(Address of Principal Executive Offices)

(703) 390-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 26, 2010, SkyTerra Communications, Inc. issued a press release attached as Exhibit 99.1 hereto and incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by SkyTerra Communications, Inc., dated March 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKYTERRA COMMUNICATIONS, INC.

By:	/S/ GARY M. EPSTEIN
Name:	Gary M. Epstein
Title:	Executive Vice President, Law & Regulation

DATE: March 26, 2010

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by SkyTerra Communications, Inc., dated March 26, 2010.